Vanguard U.S. Liquidity Factor ETF
Supplement Dated September 26, 2022, to the Prospectus and Summary Prospectus Dated March 30, 2022
Important Changes to Vanguard U.S. Liquidity Factor ETF (the ETF)
On September 22, 2022, the board of trustees for the ETF approved a proposal to liquidate and dissolve the ETF on or about November 28, 2022 (the liquidation date). After the close of business on November 22, 2022, the ETF will no longer accept creation orders from authorized participants. Trading in the ETF will also be halted on the Cboe BZX Exchange, Inc. (Cboe BZX) prior to market open on November 23, 2022. On the liquidation date, the ETF will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of the ETF will be cancelled, and the ETF will cease operations.
In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the ETF may deviate from its investment objective and strategies as the liquidation date approaches. The liquidation of the ETF’s portfolio holdings may result in brokerage and other transaction costs, which must be borne by the ETF and its shareholders.
Shareholders may sell their holdings of the ETF on Cboe BZX until the market close on November 22, 2022, and may incur the usual and customary brokerage commissions associated with the sale of ETF shares. A sale of ETF shares prior to the liquidation date will generally result in a capital gain or loss to the shareholders for federal income tax purposes, depending on their individual circumstances. During the time between market open on November 23, 2022, and November 28, 2022, because shares will not be traded on Cboe BZX, we cannot assure shareholders that there will be a trading market for their shares.
Shareholders who continue to hold shares of the ETF on the ETF’s liquidation date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the ETF on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on Cboe BZX prior to the liquidation date.

Prior to the liquidation date, the ETF may declare and pay its shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any.
The liquidation and dissolution is not expected to result in income tax liability for the ETF. The ETF may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to ETF shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 4419B 092022

Vanguard Wellington™ Fund

Supplement Dated September 26, 2022, to the Statement of Additional Information Dated March 30, 2022
Important Changes to Vanguard U.S. Liquidity Factor ETF (the ETF)

On September 22, 2022, the board of trustees for the ETF approved a proposal to liquidate and dissolve the ETF on or about November 28, 2022 (the liquidation date). After the close of business on November 22, 2022, the ETF will no longer accept creation orders from authorized participants. Trading in the ETF will also be halted on the Cboe BZX Exchange, Inc. (Cboe BZX) prior to market open on November 23, 2022. On the liquidation date, the ETF will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of the ETF will be cancelled, and the ETF will cease operations.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the ETF may deviate from its investment objective and strategies as the liquidation date approaches. The liquidation of the ETF’s portfolio holdings may result in brokerage and other transaction costs, which must be borne by the ETF and its shareholders.

Shareholders may sell their holdings of the ETF on Cboe BZX until the market close on November 22, 2022, and may incur the usual and customary brokerage commissions associated with the sale of ETF shares. A sale of ETF shares prior to the liquidation date will generally result in a capital gain or loss to the shareholders for federal income tax purposes, depending on their individual circumstances. During the time between market open on November 23, 2022, and November 28, 2022, because shares will not be traded on Cboe BZX, we cannot assure shareholders that there will be a trading market for their shares.

Shareholders who continue to hold shares of the ETF on the ETF’s liquidation date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the ETF on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on Cboe BZX prior to the liquidation date.

Prior to the liquidation date, the ETF may declare and pay its shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any.

The liquidation and dissolution is not expected to result in income tax liability for the ETF. The ETF may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to ETF shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.
© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 021L 092022